Exhibit 99.1

February 14, 2008

Robert Scroop

13414 Appalachian Way

San Diego, California  92129

Re:   Employment, Separation and General Release Agreement

Dear Bob,

I am writing in connection with your written resignation as Vice President of New Product Delivery and as an officer of Overland Storage, Inc. (the “Company”), which resignation is dated and effective February 11, 2008 (“Effective Date”). Although you will no longer serve as an officer of the Company after the Effective Date, subject to your compliance with your obligations as an employee of the Company and as set forth below, you will remain an exempt employee of the Company until August 14, 2008.  Your employment with the Company will terminate effective August 14, 2008 (“Separation Date”).  Although the Company does not have a formal severance policy, this letter sets forth our proposed agreement concerning your change in employment status with the Company, your subsequent separation from the Company, benefits from the Company and your release of the Company from any obligations or claims (the “Agreement”).  The time period between the Effective Date and the Separation Date is referred to below as the “Interim Employment Period.”

This letter constitutes a binding agreement between you and the Company (the “Agreement”), contingent solely upon (1) your execution of this Agreement and (2) this Agreement becoming effective and enforceable on the date immediately following the expiration of the “Revocation Period” defined in paragraph 12 below (the “Agreement Effective Date”).

Terms and Conditions

1.     As noted above, you have resigned from your current position of Vice President of New Product Delivery and as an officer of the Company as of the Effective Date.  After the Effective Date and during the Interim Employment Period you will no longer serve as an officer of the Company but you will remain an exempt employee of the Company.

2.     For sake of clarity, since you will not longer serve as a “key employee” of the Company after the Effective Date, the Amended and Restated Retention Agreement between you and the Company dated September 27, 2007 shall terminate and be null and void as of that date. You agree to sign a separate confirmation of such termination, if requested by the Company.  In the event of a “Change of Control” of the company, as that term is defined in the Amended and Restated Retention Agreement, there shall be no change in the terms of this Agreement, nor the contemplated Supplemental Release Agreement.

3.     As of the Effective Date, the Indemnification Agreement between you and the Company dated October 16, 2001 shall terminate and be null and void since you will no longer serve in an

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indemnified capacity as of the Effective Date (i.e. as an executive officer).  However, in accordance with Section 14 (“Binding Effect”) of the Indemnification Agreement, the indemnification provided under the Indemnification Agreement shall continue indefinitely for any action taken or not taken while you served as an executive officer of the Company.

4.     During the Interim Employment Period you will continue to be paid your base salary at your most recent rate of pay, less all applicable federal, state and local income tax, social security and other payroll taxes and 401K contributions you may specify, payable on the Company’s normal payroll cycle.  The Company will continue to furnish or pay, as applicable, during the Interim Employment Period the following “officer level” benefits which you enjoyed while you were an executive officer, as if you had continued to serve as an executive officer during that period: (1) executive supplemental term life insurance , (2) payment of the premiums for standard medical and dental insurance, and (3) reimbursement to you for any out of pocket medical expenses for yourself and family, as well as other expenses, in both cases as governed and limited by the Company’s executive reimbursement policy.  Also, for sake of clarity, you will not accrue vacation pay during the Interim Employment Period and your stock options will continue to vest during the Interim Employment Period.

5.     During the Interim Employment Period, you will provide services to the Company as and when requested with reasonable notice, including, if requested by the Company, full time service. You agree to act in the best interests of the Company, devote your best efforts to the performance of your services and otherwise comply with all policies applicable to Company employees. The foregoing restriction shall not preclude you from engaging in civic, charitable or religious activities, or from serving on board of directors of companies or organizations so long as you notify the Company of such services in writing, and such services do not pose a conflict or interfere with your responsibilities to the Company.

6.     On your Separation Date (August 14, 2008), the Company shall provide you with a final paycheck for the Interim Employment Period less all applicable federal, state and local income, social security and other payroll taxes.

7.     In exchange for your promises and releases in this Agreement and contingent upon your execution and non-revocation of the Supplemental Release Agreement (Exhibit A) after the Separation Date, the Company will pay you, on the Company’s normal payroll cycle, six months base salary at your most recent rate of pay, less all applicable federal, state and local income tax, social security and other payroll taxes.  During this six-month period, your stock options will continue to vest.  At the end of the six-month period, vesting of your options will cease, any unvested options will expire and you will have three months from that date to exercise any vested options.  Thereafter, all vested but unexercised options will expire.

8.     In exchange for your promises and releases in this Agreement and contingent upon your execution and non-revocation of the Supplemental Release Agreement (Exhibit A) after the Separation Date, the Company will provide you with election forms for family medical, dental and vision insurance continuation as provided by the Consolidated Omnibus Budget Reconciliation Act (COBRA).  If you elect COBRA coverage, the Company will pay the underlying insurance premiums for up to eighteen months.  This benefit, however, will terminate on the earlier of eighteen months following your Separation Date or the date you secure full-time employment and become eligible for health care coverage.  Nothing in this Agreement may be

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construed as extending your COBRA period beyond the eighteen-month period allowed under that law, nor is the Company assuming any responsibility that you have for formally electing to continue coverage.

9.     Anything to the contrary notwithstanding, all payments made by the Company to you or your estate or beneficiaries will be subject to tax withholding pursuant to any applicable laws or regulations.  You will be solely liable and responsible for the payment of your taxes arising as a result of any payment hereunder including without limitation any unexpected or adverse tax consequence.

10.   On your Separation Date, you are required to return immediately all Company property (with the exception of your cell phone and laptop computer and related accessories) that you have in your possession, including all equipment and accessories, office equipment, account lists, employee lists or client lists, credit cards, keys, and documents, including copies of documents.  With regard to your cell phone, you may keep the equipment and the phone number, but cellular service provided by the Company will be terminated on the Separation Date and you should transfer the service to a provider of your choice at your expense.  As to your laptop computer, you must deliver it to the Company’s I.T. department on the Separation Date so that all data and programs can be removed.  It will be returned to you as soon as practicable in a clean “OEM” state.

11.   In consideration for the promises, payments and other agreements set forth above, you release and forever discharge the Company, its present and former agents, employees, officers, directors, shareholders, principals, predecessors, alter egos, partners, parents, subsidiaries, affiliate, attorneys, insurers, successors and assigns, from any and all claims, demands, grievances, causes of action or suit of any kind arising out of, or in any way connected with, the dealings between the parties to date, including the employment relationship and termination thereof.  YOU ALSO SPECIFICALLY AGREE AND ACKNOWLEDGE YOU ARE WAIVING ANY RIGHT TO RECOVERY BASED ON STATE OR FEDERAL AGE, SEX, PREGNANCY, RACE, COLOR, NATIONAL ORIGIN, MARITAL STATUS, RELIGION, VETERAN STATUS, DISABILITY SEXUAL ORIENTATION, MEDICAL CONDITION, OR OTHER ANTI-DISCRIMINATION LAWS, INCLUDING WITHOUT LIMITATION, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE EQUAL PAY ACT, THE AMERICANS WITH DISABILITIES ACT, THE CALIFORNIA LABOR CODE, THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, THE FAMILY AND MEDICAL LEAVE ACT, THE CALIFORNIA FAMILY RIGHTS ACT, THE EMPLOYEE RETIREMENT INCOME SECURITY ACT, THE WORKER ADJUSTMENT AND RETRAINING ACT, AND THE FAIR LABOR STANDARDS ACT, ALL AS AMENDED, WHETHER SUCH CLAIM BE BASED UPON AN ACTION FILED BY YOU OR BY A GOVERNMENTAL AGENCY.  YOU ALSO RELEASE THE COMPANY FROM ANY CLAIM FOR ATTORNEYS’ FEES.  This release does not release claims that cannot be released as a matter of law.

12.   You also specifically agree and acknowledge that (1) you are knowingly and voluntarily waiving and releasing any rights you may have under the Age Discrimination and Employment Act, as amended, and (2) that the consideration given for this Agreement is in addition to anything of value to which you are already entitled.  You are hereby advised that: (a) this Agreement does not apply to any claims that may arise after the signing of this Agreement; (b) you should consult with an attorney prior to executing this release; (c) you have twenty-one (21)

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days within which to consider this release (although you may choose to voluntarily execute this release earlier); and (d) as set forth in the following paragraph, you have seven (7) calendar days following the execution of this release to revoke the Agreement.

Within three (3) calendar days of signing and dating this Agreement, you agree to deliver the executed original of this Agreement to me, as Chief Executive Officer, at the principal address of the Company.  However, you understand that you may revoke this Agreement for up to seven (7) calendar days following your execution of this Agreement (the “Revocation Period”) and it shall not become effective or enforceable until such Revocation Period has expired.  You and the Company further acknowledge and agree that such revocation must be in writing addressed to and received by me, as Chief Executive Officer, at the principal address of the Company not later than midnight on the 7th day following your execution of this Agreement.  Should you revoke this Agreement under this paragraph, this Agreement shall not be effective or enforceable and you shall no longer have the right to receive the benefits or payments described in this Agreement.

13.   By executing this Agreement, you acknowledge that you have read the document and have had the opportunity to receive independent legal advice with respect to executing this Agreement and that you expressly waive the rights and benefits you otherwise might have under California Civil Code Section 1542, which provides:

A general release does not extend to claims which the [employee] does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the [company].

14.   The Company expressly denies liability of any kind to you and nothing contained in this letter will be construed as an admission of any liability.

15.   You acknowledge and agree that you have a continuing obligation under the terms of the Confidentiality Agreement you signed on August 10, 1993 (copy attached) to keep confidential and not to disclose information known or learned as a consequence of your employment with the Company, including facts relating to the business operations, procedures, materials, finances, customers, clients, suppliers, and marketing or sales strategies, methods, and tactics which is not generally known in the industry.

16.   This Agreement has been executed and delivered within the State of California and our respective rights and obligations shall be construed and enforced in accordance with and governed by, California law.

17.   You acknowledge that this Agreement is the entire Agreement between the parties and supersedes all prior and contemporaneous oral and written agreements and discussions.  This Agreement may be amended only by an Agreement in writing.

18.   Any dispute or claim arising out of this Agreement and/or the Supplemental Release Agreement will be subject to final and binding arbitration.  The arbitration will be conducted by one arbitrator who is a member of the American Arbitration Association (AAA) and will be governed by the Model Employment Arbitration rules of AAA.   The arbitration will be held in San Diego, California and the arbitrator will apply California substantive law in all respects.  The

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arbitrator shall have all authority to determine the arbitrability of any claim and enter a final, binding judgment at the conclusion of any proceeding.  Any final judgment only may be appealed on the grounds of improper bias or improper conduct of the arbitrator.

Sincerely yours,

OVERLAND STORAGE, INC.

By:	/s/ Vernon A. LoForti
Vernon A. LoForti

President and CEO

* * * * * * * * * *

I understand, acknowledge and agree to the terms and conditions, including the releases and waivers, set forth in this letter agreement.

/s/ Robert Scroop

Robert Scroop

Dated: February 14, 2008.

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Exhibit A to Exhibit 99.1

SUPPLEMENTAL RELEASE AGREEMENT

THIS SUPPLEMENTAL RELEASE AGREEMENT (“Agreement”) is entered into by and between Robert Scroop (hereinafter “SCROOP”) on the one hand and OVERLAND STORAGE, INC. (hereinafter “OVERLAND”) on the other.

WHEREAS, SCROOP entered into a separation agreement with OVERLAND on February 14, 2008 (the “Separation Agreement”) wherein he agreed to resign his position as an officer of OVERLAND and to remain as an exempt employee of OVERLAND until August 14, 2008 (“Separation Date”);

WHEREAS, contingent upon and in exchange for this RELEASE and SCROOP’S prior promises, OVERLAND has agreed to pay SCROOP six (6) months of severance pay and other consideration set forth herein; and

WHEREAS, the parties desire to settle fully and finally any and all disputes and any other possible employment claims that might arise, and thereby avoid the risks and cost of litigation;

IN CONSIDERATION of the mutual promises contained herein, the parties agree as follows:

1.             CONSIDERATION.

1.1           OVERLAND agrees to pay to SCROOP, on OVERLAND’S normal payroll cycle, six (6) months base salary at SCROOP’S most recent rate of pay, less all applicable federal, state and local income tax, Social Security and other payroll taxes.  During this six (6) month period, SCROOP’S stock options will continue to vest.  At the end of the six (6) month period, vesting of SCROOP’S options will cease, any unvested options will expire and SCROOP will have three (3) months from that date to exercise any vested options.  Thereafter, all vested but unexercised options will expire.

1.2           OVERLAND agrees to provide SCROOP with election forms for family medical, dental and vision insurance continuation as provided by the Consolidated Omnibus Budget Reconciliation Act (COBRA).  If SCROOP elects COBRA coverage, OVERLAND will pay the underlying insurance premiums for up to eighteen (18) months.  This benefit, however, will terminate on the earlier of eighteen (18) months following SCROOP’S Separation Date or the date SCROOP secures full-time employment and becomes eligible for health care coverage.  Nothing in this Agreement may be construed as extending SCROOP’S COBRA period beyond the eighteen (18) month period allowed under that law, nor is OVERLAND assuming any responsibility that SCROOP has for formally electing to continue coverage.

1.3           For the sake of clarity, in the event of a “Change of Control” of the Company, as that term is defined in the Amended and Restated Retention Agreement entered into between SCROOP and OVERLAND on September 27, 2007, there shall be no change in the terms of this Agreement.

2.             RELEASE OF ALL CLAIMS BY SCROOP.  In consideration of and in return for the promises and covenants undertaken in this Agreement, and for other good and valuable consideration, receipt of which is hereby acknowledged, SCROOP does hereby acknowledge full and complete satisfaction of and does hereby release, absolve and discharge OVERLAND and each of OVERLAND’S parents, subsidiaries, related companies and business concerns, past and present, and each of them, as well as each of their partners, trustees, directors, officers, agents, attorneys, servants and employees, past and present, and each of them (collectively referred to as “Releasees”), from any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, grievances, wages, vacation payments, severance payments, workers’ compensation claims, obligations, commissions, overtime payments, debts, profit sharing claims, expenses, damages, judgments, orders and liabilities of whatever kind or nature in state or federal law, equity or otherwise, whether known or unknown to SCROOP (collectively, the “Claims”), which SCROOP now owns or holds or has at any time owned or held as against Releasees, or any of them, including specifically, but not exclusively and without limiting the generality of the foregoing, any and all Claims known or unknown, suspected or unsuspected:  (1) arising out of SCROOP’S employment with OVERLAND or SCROOP’S resignation of that employment; or (2) arising out of or in any way connected with any claim, loss, damage or injury whatsoever, known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of Releasees, or any of them, committed or omitted on or before the date this Agreement is executed by SCROOP.  Also, without limiting the generality of the foregoing, SCROOP specifically releases Releasees from any claim for attorneys’ fees.  SCROOP ALSO SPECIFICALLY AGREES AND ACKNOWLEDGES HE IS WAIVING ANY RIGHT TO RECOVERY BASED ON STATE OR FEDERAL AGE, SEX, PREGNANCY, RACE, COLOR, NATIONAL ORIGIN, MARITAL STATUS, RELIGION, VETERAN STATUS, DISABILITY, SEXUAL ORIENTATION, MEDICAL CONDITION OR OTHER ANTI-DISCRIMINATION LAWS, INCLUDING, WITHOUT LIMITATION, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE AGE DISCRIMINATION IN EMPLOYMENT ACT,  THE EQUAL PAY ACT, THE AMERICANS WITH DISABILITIES ACT AND THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, CALIFORNIA LABOR CODE SECTION 970, THE FAMILY AND MEDICAL LEAVE ACT, THE EMPLOYEE RETIREMENT INCOME SECURITY ACT, THE WORKER ADJUSTMENT AND RETRAINING ACT, THE FAIR LABOR STANDARDS ACT, AND ANY OTHER SECTION OF THE CALIFORNIA LABOR CODE, ALL AS AMENDED, WHETHER SUCH CLAIM BE BASED UPON AN ACTION FILED BY EMPLOYEE OR BY A GOVERNMENTAL AGENCY.  This Agreement does not release claims that cannot be released as a matter of law.

3.             CONFIDENTIALITY AND NON-DISPARAGEMENT. SCROOP agrees to hold the terms and amount of this Agreement confidential, and to refrain from taking any action that would have the effect of disclosing, publicizing or participating in disclosing or publicizing any such matters, and shall refrain from further discussing anything about SCROOP’S separation from OVERLAND, and shall further refrain from making any disparaging or uncomplimentary remarks about OVERLAND.  However, SCROOP may disclose the amount of the agreement to attorneys or tax preparers, if necessary, subject to instructing such agents to maintain such information confidential.  SCROOP may also disclose the amount and fact of this Agreement to his spouse, subject to advising her of the confidential nature of the information.  SCROOP agrees that, should any other person with prior knowledge of the fact that he has separated from OVERLAND request information about his employment status with OVERLAND, he shall respond only that he separated from OVERLAND and that the specific terms of his separation are confidential.

4.             WAIVER OF UNKNOWN CLAIMS.  SCROOP has been advised of the provisions of California Civil Code section 1542, which reads as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Having been so apprised, SCROOP nevertheless hereby voluntarily elects to and does waive the rights described in California Civil Code Section 1542, and elects to assume all risk for Claims that now exist, known or unknown.

5.             KNOWING AND VOLUNTARY AGREEMENT.  SCROOP represents that he has carefully read and fully understands all of the provisions of this Agreement and that he is voluntarily entering into this Agreement, and that he has not been influenced in any manner by the representations of the other party nor anyone acting or claiming to act on behalf of the other party concerning the terms or effects of this Agreement other than those contained herein.

6.             INVALID PROVISIONS.  Should any provision of this Agreement be declared or determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid provision shall be deemed not a part of this Agreement.

7.             ENTIRE AGREEMENT.  This Agreement, and the February 14, 2008 separation agreement, which is incorporated herein by reference, sets forth the entire agreement between the parties regarding the subject matter hereof.  It fully supersedes any and all prior agreements or understandings between the parties relating to said subject matter.  This Agreement may be modified, amended or superseded only by a subsequent written agreement.

8.             AUTHORITY OF SIGNATORIES.  Each of the undersigned warrants that he or she is authorized and empowered to enter into and execute this Agreement on behalf of the parties designated.

9.             NATURE AND EXTENT OF RELEASE.  This Agreement shall forever release all claims SCROOP may have against OVERLAND, its heirs, assigns, employees, partners, associates, representatives, attorneys, agents or successors of any kind from any and all claims, actions, causes of action, obligations, liabilities, lawsuits, damages and demands of any kind whatsoever, whether known or unknown, accrued or otherwise, past, present or future, other than may arise from a breach of this Agreement or from conduct occurring after the execution of this Agreement.

10.           CIRCULAR 230 DISCLAIMER.  EACH PARTY TO THIS AGREEMENT (FOR PURPOSES OF THIS SECTION, THE “ACKNOWLEDGING PARTY”; AND EACH PARTY TO THIS AGREEMENT OTHER THAN THE ACKNOWLEDGING PARTY, AN “OTHER PARTY”) ACKNOWLEDGES AND AGREES THAT (1) NO PROVISION OF THIS AGREEMENT, AND NO WRITTEN COMMUNICATION OR DISCLOSURE BETWEEN OR AMONG THE PARTIES OR THEIR ATTORNEYS AND OTHER ADVISERS, IS OR WAS INTENDED TO BE, NOR SHALL ANY SUCH COMMUNICATION OR DISCLOSURE CONSTITUTE OR BE CONSTRUED OR BE RELIED UPON AS, TAX ADVICE WITHIN THE MEANING OF UNITED STATES TREASURY DEPARTMENT CIRCULAR 230 (31 CFR PART 10, AS AMENDED); (2) THE ACKNOWLEDGING PARTY (A) HAS RELIED EXCLUSIVELY UPON HIS, HER OR ITS OWN, INDEPENDENT LEGAL AND TAX ADVISERS FOR ADVICE (INCLUDING TAX ADVICE) IN CONNECTION WITH THIS AGREEMENT, (B) HAS NOT ENTERED INTO THIS AGREEMENT BASED UPON THE RECOMMENDATION OF ANY OTHER PARTY OR ANY ATTORNEY OR ADVISOR TO ANY OTHER PARTY, AND (C) IS NOT ENTITLED TO RELY UPON ANY COMMUNICATION OR DISCLOSURE BY ANY ATTORNEY OR ADVISER TO ANY OTHER PARTY TO AVOID ANY TAX PENALTY THAT MAY BE IMPOSED ON THE ACKNOWLEDGING PARTY; AND (3) NO ATTORNEY OR ADVISER TO ANY OTHER PARTY HAS IMPOSED ANY LIMITATION THAT PROTECTS THE CONFIDENTIALITY OF ANY SUCH ATTORNEY’S OR ADVISER’S TAX STRATEGIES (REGARDLESS OF WHETHER SUCH LIMITATION IS LEGALLY BINDING) UPON DISCLOSURE BY THE ACKNOWLEDGING PARTY OF THE TAX TREATMENT OR TAX STRUCTURE OF ANY TRANSACTION, INCLUDING ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

11.           ATTORNEYS’ FEES.  In addition to remedies allowed by law, in the event legal action is required to enforce this Agreement, the prevailing party shall be entitled to all costs expended, including reasonable attorneys’ fees.

12.           CHOICE OF LAW.  This Agreement shall be construed in accordance with, and be deemed governed by, the laws of the State of California.

13.           SCROOP’S TIME TO CONSIDER.  OVERLAND hereby advises SCROOP in writing to discuss this Agreement with an attorney before executing it.  SCROOP acknowledges that OVERLAND has provided him with at least twenty-one (21) days within which to review and consider this Agreement before signing it.  Should SCROOP decide not to use the full twenty-one (21) days, then he knowingly and voluntarily waives any claims that he was not in fact given that period of time or did not use the entire twenty-one (21) days to consult an attorney and/or consider this Agreement.  However, SCROOP acknowledges that he may revoke this Agreement for up to seven (7) calendar days following his execution of this Agreement and that it shall not become effective or enforceable until the revocation period has expired.  SCROOP must return a signed copy of the Supplemental Release Agreement to

Vernon A. LoForti, President and CEO, OVERLAND STORAGE, INC., 4820 Overland Avenue, San Diego, California 92123.  If a signed copy of the Separation Agreement is not returned within this time frame, this Agreement will automatically be revoked and the payment described in Paragraph 1 of this Agreement will not be made.

14.           If SCROOP does not revoke this Agreement in the time frame specified in the preceding paragraph, the Agreement shall be effective at 12:01 a.m. on the eighth day after it is signed by him (“Effective Date”).

I have read the foregoing Separation Agreement and Release of All Claims, and I accept and agree to the provisions contained in this Agreement and hereby execute it voluntarily and with full understanding of its consequences.

[THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK]

PLEASE READ CAREFULLY.  THIS AGREEMENT CONTAINS A GENERAL RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

IT IS SO AGREED.

DATED:
ROBERT SCROOP

OVERLAND STORAGE, INC.

DATED:

By:
Title: